================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                (Amendment No. 1)

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 23, 2004

                       TELESTONE TECHNOLOGIES CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                       033-15096               84-1111224
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)


Floor 6, Saiou Plaza, No. 5 Haiying Road
        Fengtai Technology Park
  Beijing, People's Republic of China                               100070
----------------------------------------                     -------------------
(Address of principal executive offices)                          (Zip Code)

     Registrant's telephone number, including area code: (86-10) 8367-0505


================================================================================

         This Current Report on Form 8-K/A (Amendment No. 1) supplements the information contained in the Current Report on Form 8-K previously filed with the Securities and Exchange Commission ("SEC") on August 26, 2004, relating to the stock exchange transaction by and between the registrant and the shareholders of Success Million International, Ltd., and the corresponding change-in-control of the registrant that occurred on August 23, 2004.

                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         b. Pro Forma Financial Information (Unaudited). The pro forma financial statements of the registrant are hereby included as part of this report.

         Unaudited Pro Forma Condensed Combined Statement of Operations........2
         Unaudited Pro Forma Condensed Combined Balance Sheet .................4
         Notes to Unaudited Pro Forma Combined Financial Statements............5


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                              TELESTONE TECHNOLOGIES CORPORATION



                                              By: /s/ Han Daqing
                                                 -------------------------------
                                                 Han Daqing, President


DATED:  November 2, 2004

Telestone Technologies Corporation

Unaudited Pro Forma Condensed Combined Financial Statements
================================================================================


The following unaudited pro forma condensed combined balance sheet as of June 30, 2004 and the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2004 and year ended December 31, 2003 are based on the historical financial statements of Telestone Technologies Corporation ("TTC" or the "Company"), formerly known as Milestone Capital, Inc. ("MCI") and Success Million International Limited ("SMI") after giving effect to the stock exchange between the Company and SMI ("Stock Exchange") and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements. The Stock Exchange was completed on August 23, 2004.

The unaudited pro forma condensed combined balance sheet of the Company and SMI as of June 30, 2004 is presented as if the Stock Exchange had occurred on June 30, 2004. The unaudited pro forma condensed combined statement of operations of the Company and SMI for the six months ended June 30, 2004 and year ended December 31, 2003 presented as if the Stock Exchange had been taken place on January 1, 2003.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements and accompanying notes contained in the Company's Form 10-KSB/A for the year ended December 31, 2003 and Form-10QSB/A for the six months ended June 30, 2004 filed on September 23, 2004 and the Form 8-K for the information of SMI filed on August 26, 2004. The unaudited pro forma condensed combined financial statements are not intended to be representative or indicative of the combined results of operations or financial condition of the Company that would have been reported had the Stock Exchange been completed as of the dates presented, and should not be taken as representative of the future combined results of operations or financial condition of the Company.


Telestone Technologies Corporation

Unaudited Pro Forma Condensed Combined Statement of Operations
================================================================================
Six-month period ended June 30, 2004
(amounts in thousands except share data)


                                                                  Historical
                                                         ------------------------
                                                                                     Pro forma      Pro forma
                                                             TTC           SMI       adjustment     combined

                                                 Note        USD           USD           USD          USD
Operating revenues                                             --           7,511                       7,511


Operating expenses                                             --           4,688                       4,688
                                                         ----------    ----------                  ----------


Operating income                                              2,823         2,823
Interest expense                                               --             (18)                        (18)
                                                         ----------    ----------                  ----------

Income before reorganization items and income
   taxes                                                       --           2,805                       2,805
Reorganization item                                            (140)         --            (140)         --
                                                 2(a)    ----------    ----------                  ----------

(Loss) income before income taxes and
   discontinued operations                                     (140)        2,805                       2,805
Income taxes expenses                                          --            (433)                       (433)
                                                         ----------    ----------                  ----------

(Loss) income before minority interest and
   extraordinary item                                          (140)        2,372                       2,372
Minority interest                                              --            (368)                       (368)
                                                         ----------    ----------                  ----------

(Loss) income before extraordinary item                        (140)        2,004                       2,004
Extraordinary gain                                             --           2,302                       2,302
                                                         ----------    ----------                  ----------

Net (loss) income                                              (140)        4,306                       4,306
                                                         ==========    ==========                  ==========

Earnings per share                                                                                       1.03
                                                                                                   ==========

Weighted average share outstanding                                                                  4,200,106
                                                                                                   ==========




--------------------------------------------------------------------------------


Telestone Technologies Corporation

Year ended December 31, 2003
(amounts in thousands except share data)


                                                               Historical
                                                        ------------------------
                                                                                    Pro forma     Pro forma
                                                            TTC           SMI       adjustment    Combined

                                                 Note       USD           USD           USD          USD
Operating revenues                                            --          17,397                      17,397


Operating expenses                                            --          11,744                      11,744
                                                        ----------    ----------                  ----------


Operating income                                              --           5,653                       5,653
Interest expense                                              --             (34)                        (34)
Other income, net                                             --             296                         296
                                                        ----------    ----------                  ----------

Income before reorganization items and income
   taxes                                                      --           5,915                       5,915
Reorganization item                              2(a)           (1)         --              (1)         --
                                                        ----------    ----------                  ----------

(Loss) income before income taxes and
   discontinued operations                                      (1)        5,915                       5,915
Income taxes expenses                                       (2,048)       (2,048)
                                                        ----------    ----------                  ----------

(Loss) income before discontinued operation
   and minority interest                                        (1)        3,867                       3,867
Discontinued operation                          2(a)        (3,105)         --          (3,105)         --
                                                        ----------    ----------                  ----------

(Loss) income before minority interest                      (3,106)        3,867                       3,867
Minority interest                                             --          (1,663)                     (1,663)
                                                        ----------    ----------                  ----------

Net (loss) income                                           (3,106)        2,204                       2,204
                                                        ==========    ==========                  ==========

Earnings per share                                                                                      0.52
                                                                                                  ==========

Weighted average share outstanding                                                                 4,200,106
                                                                                                  ==========


Telestone Technologies Corporation

Unaudited Pro Forma Condensed Combined Balance Sheet
================================================================================
As of June 30, 2004
(amounts in thousands)

                                                              Historical
                                                       ------------------------
                                                                                  Pro forma     Pro forma
                                                           TTC           SMI      adjustment    combined

                                                Note       USD           USD          USD           USD
                                                       ----------    ----------   ----------    ----------

ASSETS

Current assets
   Cash and bank balances                                    --             724                        724
   Accounts receivable                                       --          12,547                     12,547
   Inventories - Finished goods                              --           4,626                      4,626
   Prepayment and other current assets                       --           1,633                      1,633
                                                       ----------    ----------                 ----------

   Total current assets                                      --          19,530                     19,530

Property, plant and equipment, net                           --              84                         84
                                                       ----------    ----------                 ----------

Total assets                                                 --          19,614                     19,614
                                                       ==========    ==========                 ==========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Liabilities subject to be compromise
Current liabilities
   Accounts payable - Trade                                  --           2,241                      2,241
   Accrued expense and other liabilities                     --           1,618                      1,618
   Tax payable                                               --           6,062                      6,062
   Priority claims after filing                               115          --                          115
                                                       ----------    ----------                 ----------

   Total current liabilities                                  115         9,921                     10,036
                                                       ----------    ----------                 ----------

Liabilities subject to be compromise                        2,996          --                        2,996
Commitments and contingencies                                --            --                         --
Stockholders' equity (deficit)

Common stock issued and outstanding             2(b)         --           3,091       (3,091)            4

Additional paid-in capital                      2(b)       12,219         2,787       (2,787)        2,763
                                                                                      (9,456)

Accumulated (losses) gain                       2(c)      (15,330)        3,815       15,330         3,815
                                                       ----------    ----------                 ----------

Total stockholders' equity (deficit)                       (3,111)        9,693        6,582
                                                       ----------    ----------                 ----------

Total liabilities and stockholders' equity                   --          19,614                     19,614
                                                       ==========    ==========                 ==========

Telestone Technologies Corporation

Notes to Unaudited Pro Forma Combined Financial Statements
================================================================================



1.       BASIS OF PRO FORMA PRESENTATION

         On August 23, 2004, the Company completed a stock exchange transaction with the stockholders of SMI, a company incorporated under the laws of Hong Kong Special Administrative Region of the People's Republic of China. Pursuant to the Stock Exchange Agreement, the Company issued 4.1 million shares of its common stock, $0.001 par value, to the stockholders of SMI, in exchange for 100% of the outstanding capital stock of SMI resulting in shareholders and management of SMI having actual and effective control of the Company. After the stock exchange transaction, the total issued and outstanding common stock of the Company is 4,200,106.

         The stock exchange transaction has been treated as a recapitalization of SMI with the Company being the legal survivor and SMI being the accounting survivor and the operating entity. In the recapitalization, historical shareholders' equity of the accounting acquirer, prior to the merger was retrospectively restated for the equivalent number of shares received in the merger with an offset to additional paid-in capital. Retained earnings of the accounting survivor, SMI, is carried forward after the recapitalization. Operations prior to the recapitalization are those of the accounting survivor, SMI.


2.       PRO FORMA ADJUSTMENT

         a.       Eliminate the activities of TTC prior to the recapitalization.

         b. Reflect the issuance of 4,100,000 shares to the former shareholders of SMI.

         c.       Eliminate  the   accumulated   losses  of  TTC  prior  to  the
                  recapitalization